UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2008

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As previously reported, on March 31, 2008, Ampex Corporation (“Ampex or the “Company”) and certain of its U.S. subsidiaries (together with Ampex, the “Debtors”) filed voluntary petitions for reorganization under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (Case Nos. 08-11094 through 08-11100). The Debtors are operating their businesses as debtors-in-possession.

On June 25, 2008, the Debtors filed with the Bankruptcy Court their required unaudited consolidated Monthly Operating Report for the period from April 27, 2008 through May 24, 2008 (the “Monthly Operating Report”). Exhibit 99.1 to this report contains the Monthly Operating Report, as filed with the Bankruptcy Court.

Additional information about the Debtors’ filings under the Bankruptcy Code, including access to court documents, is available on the Company’s website at www.ampex.com.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information contained in this report (including the exhibit hereto) that is being furnished pursuant to Item 7.01 of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in such filing. This report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information in this report (including the exhibit hereto) that is required to be disclosed solely by Regulation FD.

Cautionary Statements Regarding Financial and Operating Data

Investors and potential investors should not place undue reliance upon the information contained in the Monthly Operating Report, which contains unaudited information, is in the format prescribed by applicable bankruptcy laws, and was not prepared for investment purposes. The Monthly Operating Report contains financial statements and other financial information that have not been audited or reviewed by independent accountants and may be subject to further reconciliation, revision and adjustments. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. The Monthly Operating Report contains information for periods which are shorter or otherwise different from those required in the Company’s reports pursuant to the Exchange Act, and such information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports under the Exchange Act. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statements Regarding Forward-Looking Statements

This report (including the exhibit hereto), contains predictions, projections and other statements about the future that are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, but are not limited to, those described in this report (including the exhibit hereto), the Company’s 2007 Annual Report on Form 10-K, and its Quarterly Reports on Form 10-Q, as well as the following: the effects of the Company’s chapter 11 filing on the Company and the interests of its various creditors, equity holders and other constituents; Bankruptcy Court rulings in the chapter 11 case and the outcome of the proceeding in general; the length of time the Company will operate under the chapter 11 proceeding; the risks that the conditions and deadlines for confirmation of the chapter 11 plan of reorganization will be satisfied; increased legal costs related to the chapter 11 case and other litigation; the Company’s ability to maintain contracts that are critical to its operations, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; the Company’s ability to manage costs, maintain adequate liquidity, maintain compliance with debt covenants and continue as a going concern; the risk that the chapter 11 case could be converted into a chapter 7 liquidation; and the risks related to trading in the Company’s common stock, which was delisted from Nasdaq, and which the Company expects will be canceled upon emergence from chapter 11. These forward-looking statements speak only as of the date of this report, and the Company disclaims any obligation or undertaking to update such statements. In assessing forward-looking statements contained in this report, readers are urged to read carefully all such cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Ampex Corporation, et al., Monthly Operating Report for the period from April 27, 2008 through May 24, 2008, filed with the United States Bankruptcy Court for the Southern District of New York.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: June 30, 2008

EXHIBIT INDEX

Exhibit Number	Description
99.1	Ampex Corporation, et al. Monthly Operating Report for the period from April 27, 2008 through May 24, 2008, filed with the United States Bankruptcy Court for the Southern District of New York.